UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2014

Reynolds American Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

401 North Main Street,

Winston-Salem, NC 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2014 annual meeting of shareholders of Reynolds American Inc., referred to as RAI, held on May 8, 2014, RAI’s shareholders approved the Reynolds American Inc. Amended and Restated 2009 Omnibus Incentive Compensation Plan, referred to as the Restated Omnibus Plan. RAI’s Board of Directors had previously approved and adopted the Restated Omnibus Plan on February 7, 2014, subject to the approval of RAI’s shareholders at the 2014 annual meeting.

The Restated Omnibus Plan became effective on May 8, 2014. RAI’s principal reason for adopting the Restated Omnibus Plan was to renew shareholder approval of the material terms of the Restated Omnibus Plan for qualified performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, referred to as the Code. Additionally, the Restated Omnibus Plan:

•	clarifies that stock options and stock appreciation rights granted under the Restated Omnibus Plan may not provide for dividends or dividend equivalents;

•	increases RAI’s flexibility in the design of performance-based awards by (1) permitting management objectives to be evaluated relative not only to the performance of other companies, but also to the performance of subsidiaries, divisions, departments, regions, functions, or other organizational units within such other companies, and to be evaluated relative to an index or one or more of the performance objectives themselves, and (2) clarifying that the general categories of management objectives listed in the Restated Omnibus Plan are only categories of objectives, and not the exhaustive list of objectives;

•	clarifies that dividends or other distributions on performance-based restricted stock, shares underlying performance-based restricted stock units awards and performance shares must be deferred until, and paid contingent upon, the achievement of the applicable management objectives;

•	clarifies that adjustments to performance-based restricted stock or restricted stock units awards, performance shares, performance units or annual incentive awards may not be made in the case of an award intended to qualify as qualified performance-based compensation under Section 162(m) of the Code if such action would result in the loss of the otherwise available exemption for the award under Section 162(m) of the Code;

•	clarifies that the market value of shares withheld to satisfy withholding taxes with respect to awards may not exceed the minimum amount of taxes required to be withheld, and that RAI may prohibit the use of shares in the payment of withholding taxes at the Compensation and Leadership Development Committee’s discretion; and

•	allows for substitute, conversion or assumed awards in a corporate transaction not to count against (or be added back to) the Restated Omnibus Plan limits, and allows for RAI to use shares under certain plans assumed in a corporate transaction for certain awards under the Restated Omnibus Plan but not count against the Restated Omnibus Plan limits.

A more detailed description of the terms of the Restated Omnibus Plan can be found in RAI’s definitive Proxy Statement on Schedule 14A, in the section of the Proxy Statement entitled “Item 2: Approval of the Reynolds American Inc. Amended and Restated 2009 Omnibus Incentive Compensation Plan,” which was filed with the Securities and Exchange Commission on March 21, 2014 (and subsequently supplemented). The foregoing summary is qualified in its entirety by the full text of the Restated Omnibus Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

The 2014 annual meeting of shareholders of RAI was held on May 8, 2014, in Winston-Salem, North Carolina. At that meeting, RAI’s shareholders considered and acted upon the following proposals:

Item 1: Election of Directors.

By the vote reflected below, RAI’s shareholders elected the following four individuals as Class I directors:

	For	Against	Abstentions	Broker Non-Votes
Luc Jobin	451,757,336	1,441,839	1,651,306	41,767,617
Nana Mensah	449,064,693	4,168,448	1,617,340	41,767,617
Ronald S. Rolfe	443,164,049	10,034,543	1,651,889	41,767,617
John J. Zillmer	431,661,532	21,415,930	1,773,019	41,767,617

By the vote reflected below, RAI’s shareholders elected the following individual as a Class II director:

	For	Against	Abstentions	Broker Non-Votes
Sir Nicholas Scheele	442,911,481	10,231,410	1,707,590	41,767,617

By the vote reflected below, RAI’s shareholders elected the following individual as a Class III director:

	For	Against	Abstentions	Broker Non-Votes
Susan M. Cameron	441,691,207	11,599,144	1,560,130	41,767,617

Item 2: Approval of the Reynolds American Inc. Amended and Restated 2009 Omnibus Incentive Compensation Plan.

By the vote reflected below, RAI’s shareholders approved the Reynolds American Inc. Amended and Restated 2009 Omnibus Incentive Compensation Plan:

For	Against	Abstentions	Broker Non-Votes
447,929,973	4,865,496	2,055,012	41,767,617

Item 3: Advisory Vote to Approve the Compensation of Named Executive Officers.

By the vote reflected below, RAI’s shareholders approved, on an advisory basis, the compensation of RAI’s named executive officers:

For	Against	Abstentions	Broker Non-Votes
425,792,953	26,561,363	2,496,165	41,767,617

Item 4: Ratification of the Appointment of KPMG LLP as Independent Auditors.

By the vote reflected below, RAI’s shareholders ratified the appointment of KPMG LLP as RAI’s independent auditors for fiscal year 2014:

For	Against	Abstentions
492,224,288	2,537,939	1,855,871

Item 5: Shareholder Proposal on Disclosure of Lobbying Policies and Practices.

By the vote reflected below, RAI’s shareholders defeated the shareholder proposal on Disclosure of Lobbying Policies and Practices:

For	Against	Abstentions	Broker Non-Votes
47,735,234	393,970,840	13,144,407	41,767,617

Item 6: Shareholder Proposal on Animal Testing.

By the vote reflected below, RAI’s shareholders defeated the shareholder proposal on Animal Testing:

For	Against	Abstentions	Broker Non-Votes
3,366,861	433,876,295	17,607,325	41,767,617

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an exhibit to this Current Report on Form 8-K.

Number	Exhibit

10.1	Reynolds American Inc. Amended and Restated 2009 Omnibus Incentive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	Senior Vice President, Deputy General Counsel and Secretary

Date: May 12, 2014

INDEX TO EXHIBITS

Number	Exhibit

10.1	Reynolds American Inc. Amended and Restated 2009 Omnibus Incentive Compensation Plan